UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): March 16, 2007

000-14136

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 525 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Effective March 16, 2007, the Compensation Committee of the Board of Directors of Cardium Therapeutics, Inc. (Cardium) approved the payment of bonuses and an increase in the salaries of certain of Cardium’s executive officers as set forth in the table below:

Name	Title	2006 Base Salary	2007 Base Salary	Bonus Payment
Christopher J. Reinhard	Chairman, Chief Executive Officer, President and Treasurer	$350,000	$367,500	$105,000

Tyler M. Dylan	Chief Business Officer, General Counsel, Executive Vice President and Secretary	$325,000	$341,250	$98,000

Dennis M. Mulroy	Chief Financial Officer	$175,000	$210,000	$45,000

Randall Moreadith	Executive Vice President and Chief Medical Officer	$315,000	$330,750	$90,000

Gabor M. Rubanyi	Chief Scientific Officer	$300,000	$315,000	$45,000

The bonuses and salary increases described above followed the review by the Compensation Committee of an executive compensation analysis completed by an independent advisory firm based on a review of industry and size peers and surveys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: March 21, 2007	By:	/s/ CHRISTOPHER J. REINHARD
Christopher J. Reinhard Chief Executive Officer